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                               INDEMNIFICATION AGREEMENT

               This Agreement, dated as of August 1, 1996, is by and among Financial Guaranty Insurance Company (the "Insurer"), as the Insurer under the certificate guaranty surety bond (the "Policy") to be issued in connection with the Certificates described below, Cargill Financial Services Corporation (the "Sponsor"), Access Financial Lending Corp. (the "Seller"), Prudential Securities Incorporated ("Prudential") and J.P. Morgan Securities Inc. ("J.P. Morgan", together with Prudential, the "Underwriters").

               1. Definitions. As used in this Agreement, the following terms shall have the respective meanings stated below:

               "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

               "Agreement" means this Indemnification Agreement by and among the Insurer, the Sponsor, the Seller and the Underwriters.

               "Certificates" means the Access Financial Mortgage Loan Pass-Through Certificates, Series 1996-3, Class A-1 Group I, Class A-2 Group I, Class A-3 Group I, Class A-4 Group I, Class A-5 Group I and Class A-6 Group II, Class B Group I, Class B Group II, Class RL, Class RU, Class BI-S and Class BII-S issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1996 among the Sponsor, the Seller, Access Financial Lending Corp., as Master Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

               "Class A Certificates" means the Access Financial Mortgage Loan Pass-Through Certificates, Series 1996-3, Class A-1 Group I, Class A-2 Group I, Class A-3 Group I, Class A-4 Group I, Class A-5 Group I, and Class A-6 Group II, issued pursuant to the Pooling and Servicing Agreement.

               "Indemnified   Party"   means   any   party   entitled   to   any
        indemnification pursuant to Section 6 below, as the context requires.

               "Indemnifying   Party"  means  any  party   required  to  provide
        indemnification pursuant to Section 6 below, as the context requires.



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               "Insurance  Agreement" means the Insurance  Agreement dated as of
        August 1, 1996 between the Insurer and the Seller.

               "Insurer Party" means the Insurer and each of its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

               "J.P. Morgan Party" means J.P. Morgan and its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

               "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder, and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

               "Person"  means  any  individual,   partnership,  joint  venture,
        corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

               "Prospectus" means the form of final Prospectus, dated October 19, 1995 as supplemented by the Prospectus Supplement included in the Registration Statement on each date that the Registration Statement and any post-effective amendment or amendments thereto became effective.

               "Prospectus Supplement" means the form of final Prospectus Supplement, dated August 23, 1996 relating to the offer and sale of the Class A Certificates.

               "Prudential Party" means Prudential and its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

               "Registration Statement" means the registration statement on Form
        S-3  of  the  Sponsor   (Registration  No.  33-96500)  relating  to  the
        Certificates in the form in which it has become effective.

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               "Seller  Offering  Materials"  means  the  Prospectus  Supplement except for (x) the information set forth under the caption "The Sponsor" therein and (y) the Underwriter Information.

               "Seller Party" means the Seller, each of its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

               "Sponsor   Offering   Materials"   means,    collectively,    the
        Registration Statement, the Base Prospectus and the information set forth under the caption "The Sponsor" in the Prospectus Supplement.

               "Sponsor Party" means the Sponsor, each of its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

               "Sponsorship Agreement" means the Securitization Sponsorship Agreement dated as of August 1, 1996 between the Sponsor and the Seller.

               "State Securities Law" means any state, local or foreign statute, and any rule or regulation thereunder, regulating (i) transactions and dealings in securities, (ii) any person or entity engaging in such transactions or advising with respect to securities or (iii) investment companies.

               "Underwriter Information" means the information set forth under the caption "Underwriting" in the Prospectus Supplement and any information in the Prospectus Supplement relating to any potential market-making, over-allotment or price stabilization activities of the Underwriters.

               "Underwriting Agreement" means the Underwriting Agreement by and among the Sponsor, the Seller and the Underwriters, dated as of August 22, 1996.

               2. Representations and Warranties of the Insurer. The Insurer represents and warrants to the Underwriters, the Sponsor and the Seller as follows:

                      (a) Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York.

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                      (b) Corporate  Power.  The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and to perform all of its obligations hereunder and thereunder.

                      (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy and this Agreement to constitute the legal, valid and binding obligations of the Insurer.

                      (d) No Conflicts. The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Insurer, or result in the breach of a term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement or other material instrument to which the Insurer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Insurer or any of its property is subject or result in the creation of any lien on any of the Insurer's assets or property (other than pursuant to this Agreement).

                      (e) Enforceability. The Policy, when issued, and this Agreement, will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms subject to applicable laws affecting the enforceability of creditors' rights generally and general principles of equity.

                      (f) Financial Information. The balance sheets of the Insurer as of December 31, 1994 and December 31, 1995 and the related statements of income, stockholders' equity and cash flows for the fiscal years then ended, and the accompanying footnotes, together with an opinion thereon dated January 19, 1996 of KPMG Peat Marwick, independent certified public accountants, a copy of which is attached as Appendix A to the Prospectus Supplement, and the balance sheets of the Insurer as of June 30, 1996 and the related statements of income, and cash flows for the six months then ended, and the accompanying footnotes (the "Insurer Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted

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        accounting   principles   consistently   applied  (subject  to  year-end
        adjustments with respect to the June 30, 1996 unaudited information), and, since June 30, 1996, there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                      (g) Insurer Information. The information in the Prospectus Supplement as of the date hereof under the caption "The Certificate Insurance Policy and the Certificate Insurer" (collectively, the "Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material to the Insurer's ability to perform its obligations under the Policy.

                      (h) Limitations. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such rating, may take into account facts and assumptions not described in the Prospectus or the Prospectus Supplement, and the facts and assumptions which are considered by the Rating Agencies are subject to change over time. The Insurer has not attempted to disclose all facts and assumptions which the Rating Agencies deem relevant in assigning a rating within a particular rating category to the Insurer's claims-paying ability. Notwithstanding the foregoing, the Insurer is not aware of any facts that, if disclosed to Moody's, S&P or Fitch, would be reasonably expected to result in a downgrade of the rating of the claims-paying ability of the Insurer by either of such Rating Agencies.

                      (i) No Litigation. There are no actions, suits, proceedings or investigations pending, or to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement or the Policy.

                      (j) 1933 Act Registration. The Policy is exempt from registration under the Act.

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               3.   Agreements,    Representations   and   Warranties   of   the
Underwriters. The Underwriters, severally and not jointly, represent and warrant to and agree with the Sponsor, the Seller and the Insurer that the statements
contained  in  the  Prospectus  Supplement  under  the  caption   "Underwriting"
(referred to herein as the "Underwriter Information") are true and correct in all material respects.

               4. Agreements, Representations and Warranties of the Sponsor. The Sponsor represents and warrants to and agrees with the Seller, the Insurer and the Underwriters as follows:

                      (a) Sponsor Offering Materials. The information in the Sponsor Offering Materials is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      (b) Organization. The Sponsor is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary.

                      (c) Corporate Power. The Sponsor has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and the Sponsorship Agreement (together, the "Sponsor Agreements") and to perform all of its obligations hereunder and thereunder.

                      (d) Authorization; Approvals. The execution, delivery and performance of the Sponsor Agreements by the Sponsor have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Sponsor's board of directors or stockholders, are necessary for the Sponsor Agreements to constitute the legal, valid and binding obligations of the Sponsor.

                      (e) No Conflicts. The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Sponsor or result in the breach of a term or provision of, or conflict with or constitute a default under or result in the acceleration

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        of any  obligation  under,  any  material  agreement  or other  material instrument to which the Sponsor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Sponsor or any of its property is subject or result in the creation of any lien on any of Sponsor's assets or property (other than pursuant to this Agreement).

                      (f) Enforceability. Each of the Sponsor Agreements will constitute a legal, valid and binding obligation of the Sponsor, enforceable in accordance with its terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Sponsor and to general principles of equity.

                      (g) No Litigation. There are no actions, suits, proceedings or investigations pending, or to the best of the Sponsor's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under the Sponsor Agreements.

               5. Agreements, Representations and Warranties of the Seller. The Seller represents and warrants to and agrees with the Sponsor, the Insurer and the Underwriters as follows:

                      (a) Seller Offering Materials. The information in the Seller Offering Materials is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      (b) Organization. The Seller is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary.

                      (c) Corporate Power. The Seller has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Insurance Agreement, the Pooling and Servicing Agreement and the Sponsorship Agreement (together, the "Seller Agreements")

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        and to perform all of its obligations hereunder and thereunder.

                      (d) Authorization; Approvals. The execution, delivery and performance of the Seller Agreements have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority
        (other than approvals and filings relating to servicing), or any approval of the Seller's board of directors or stockholders, are necessary for the Seller Agreements to constitute the legal, valid and binding obligations of the Seller.

                      (e) No Conflicts. The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of Seller or result in the breach of a term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement or other material instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or any of its property is subject or result in the creation of any lien on any of the Seller's assets or property (other than pursuant to this Agreement).

                      (f) Enforceability. Each of the Seller Agreements will constitute a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Seller and to general principles of equity.

                      (g) No Litigation. There are no actions, suits, proceedings or investigations pending, or to the best of the Seller's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under the Seller Agreements.

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               6.     Indemnification.

                      (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Sponsor Party, each Seller Party, each Prudential Party and each J.P. Morgan Party against any and all Losses incurred by them with respect to the offer and sale of the Certificates and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

                      (b) The Underwriters, severally and not jointly, hereby agree, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by them which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in the Underwriter Information or (ii) the omission or alleged omission to state in the Underwriter Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (c) The Sponsor hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all losses incurred by them with respect to the Sponsor's establishing the Trust and instructing the Trustee to deliver the Certificates to the Underwriters, which result from the Sponsor's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

                      (d) The Seller hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all losses incurred by them with respect to the offer and sale of the Certificates and resulting from the Seller's breach of any of its representations and warranties set forth in Section 5 of this Agreement.

                      (e) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

               7. Insurer Undertaking. The Insurer hereby agrees that, for so long as the Underwriters are required under the Act to deliver a Prospectus in connection with the sale of the Class A Certificates, the Insurer will furnish to either or

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both of the Underwriters, the Sponsor or the Seller upon written request of such party or parties and at the expense of such requesting party, copies of the Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end adjustments and to the absence of footnotes) within a reasonable time after they are available.

               8.  Notice  to be Given to the  Insurer.  Except as  provided  in
Section 13 below with respect to contribution, the indemnification provided herein by the Insurer shall be the exclusive remedy of the Prudential Party, the J.P. Morgan Party, the Sponsor Party or the Seller Party for the Losses resulting from the Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that the Prudential Party, the J.P. Morgan Party, the Sponsor Party or the Seller Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle the Prudential Party, the J.P. Morgan Party, the Sponsor Party or the Seller Party to be indemnified under this Agreement, such party shall give the Insurer notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. The Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Sponsor Party, the Seller Party, the Prudential Party, or the J.P. Morgan Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Insurer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Insurer, or (2) the Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Insurer on the one hand, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Insurer (in which case, if such Indemnified Party notifies the Insurer in writing that it elects to employ separate counsel at the expense of the Insurer, the Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Insurer and all such fees and expenses will be reimbursed

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promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Insurer shall not be liable for the fees and expenses of more than one counsel for all Sponsor Parties, more than one counsel for all Seller Parties, and more than one counsel for all Prudential Parties and J.P. Morgan Parties combined. The Prudential Parties, the J.P. Morgan Parties, the Sponsor Parties and the Seller Parties shall cooperate with the Insurer Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 6(a) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Sponsor Party, the Seller Party, the Prudential Party or the J.P. Morgan Party, as the case may be, who is subject to such claim or action, on the one hand and the Insurer Party who is subject to such claim or action on the other hand, provided, however, that the consent of such Sponsor Party, Seller Party, Prudential Party or such J.P. Morgan Party, as applicable, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Sponsor Party, Seller Party, Prudential Party or J.P. Morgan Party. Any failure by a Sponsor Party, Seller Party, Prudential Party or J.P. Morgan Party, as the case may be, to comply with the provisions of this Section shall relieve the Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Insurer's financial liability hereunder and then only to the extent of such prejudice.

               9. Notice to be Given to Prudential.  Except as provided below in
Section 13 with respect to contribution, the indemnification provided herein by Prudential shall be the exclusive remedy of any Insurer Party for the Losses resulting from Prudential's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give Prudential notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. Prudential shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for Prudential, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by Prudential, or (2) Prudential has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include Prudential on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Prudential (in which case, if such Indemnified Party notifies Prudential in writing that it elects to employ separate counsel at the expense of Prudential, Prudential shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of Prudential and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, Prudential shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the Prudential Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 6(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party who is subject to such claim or action, on the one hand and Prudential Party who is subject to such claim or action on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve Prudential of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or Prudential's liability hereunder and then only to the extent of such prejudice.

               10. Notice to be Given to J.P. Morgan. Except as provided below in Section 13 with respect to contribution, the indemnification provided herein by J.P. Morgan shall be the exclusive remedy of any Insurer Party for the Losses resulting from J.P. Morgan's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give J.P. Morgan notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. J.P. Morgan shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for J.P. Morgan, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by J.P. Morgan, or (2) J.P. Morgan has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include J.P. Morgan on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to J.P. Morgan (in which case, if such Indemnified Party notifies J.P. Morgan in writing that it elects to employ separate counsel at the expense of J.P. Morgan, J.P. Morgan shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of J.P. Morgan and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, J.P. Morgan shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the J.P. Morgan Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 6(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party who is subject to such claim or action, on the one hand and J.P. Morgan Party who is subject to such claim or action on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve J.P. Morgan of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or J.P. Morgan's liability hereunder and then only to the extent of such prejudice.

               11. Notice to be Given to the Sponsor. Except as provided below in Section 13 with respect to contribution, the indemnification provided herein by the Sponsor shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Sponsor's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give the Sponsor notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. The Sponsor shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Sponsor, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Sponsor, or (2) the Sponsor has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Sponsor on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Sponsor (in which case, if such Indemnified Party notifies the Sponsor in writing that it elects to employ separate counsel at the expense of the Sponsor, the Sponsor shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Sponsor and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Sponsor shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the Sponsor Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 6(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party, who is subject to such claim or action, on the one hand and the Sponsor Party on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Sponsor of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses, or remedies in respect thereof or the Sponsor's liability hereunder and then only to the extent of such prejudice.

               12. Notice to be Given to the Seller. Except as provided below in
Section 13 with respect to contribution, the indemnification provided herein by the Seller shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Seller's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give the Seller notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. The Seller shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Seller, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Seller, or (2) the Seller has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Seller on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Seller (in which case, if such Indemnified Party notifies the Seller in writing that it elects to employ separate counsel at the expense of the Seller, the Seller shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Seller and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Seller shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the Seller Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 6(d) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the

Insurer Party, who is subject to such claim or action, on the one hand and the Seller Party on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Seller of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses, or remedies in respect thereof or the Seller's liability hereunder and then only to the extent of such prejudice.

               13.    Contribution.

                      (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Prudential Party, J.P. Morgan Party, Sponsor Party or Seller Party (other than pursuant to Section 6 or 8 of this Agreement), the Insurer shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Prudential Parties, all J.P. Morgan Parties, all Sponsor Parties, all Seller Parties and all Insurer Parties.

                      (b) To provide for just and equitable contribution if the indemnification provided by the Sponsor is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 11 of this Agreement), the Sponsor shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Prudential Parties, all J.P. Morgan Parties, all Sponsor Parties, all Seller Parties and all Insurer Parties.

                      (c) To provide for just and equitable contribution if the indemnification provided by the Seller is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 12 of this Agreement), the Seller shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Prudential Parties, all J.P. Morgan Parties, all Sponsor Parties, all Seller Parties and all Insurer Parties.

                      (d) To provide for just and equitable contribution if the indemnification provided by Prudential is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 9 of this Agreement), Prudential shall contribute to the

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



        aggregate costs of liabilities arising from (i) any untrue statement or alleged untrue statement of a material fact in the Underwriter Information or (ii) the omission or alleged omission to state in the Underwriter Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading on the basis of the relative fault of all Prudential Parties, all J.P. Morgan Parties, all Sponsor Parties, all Seller Parties and all Insurer Parties; provided however, that the Prudential Party shall not be liable for any amount in excess of (i) the excess of the sales prices of the Class A Certificates to the public over the prices paid therefor by Prudential, over (ii) the aggregate amount of any damages which the Prudential Party has been otherwise required to pay in respect of the same or any substantially similar claim.

                      (e) To provide for just and equitable contribution if the indemnification provided by J.P. Morgan is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 10 of this Agreement), J.P. Morgan shall contribute to the aggregate costs of liabilities arising from (i) any untrue statement or alleged untrue statement of a material fact in the Underwriter Information or (ii) the omission or alleged omission to state in the Underwriter Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading on the basis of the relative fault of all Prudential Parties, all J.P. Morgan Parties, all Sponsor Parties, all Seller Parties and all Insurer Parties; provided however, that the J.P. Morgan Party shall not be liable for any amount in excess of (i) the excess of the sales prices of the Class A Certificates to the public over the prices paid therefor by J.P. Morgan, over (ii) the aggregate amount of any damages which the J.P. Morgan Party has been otherwise required to pay in respect of the same or any substantially similar claim.

                      (f) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3, 4 or 5 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

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



                      (g) The parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that the Underwriters, severally and not jointly, shall be solely responsible for the Underwriter Information, that the Sponsor shall be responsible for the Sponsor Offering Materials and the Seller shall be responsible for the Seller Offering Materials.

                      (h) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                      (i) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Prudential Party, any J.P. Morgan Party, any Sponsor Party, any Seller Party or any Insurer Party, (ii) the issuance of the Certificates or the Policy or (iii) any termination of this Agreement.

                      (j) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

               It is understood and agreed that the indemnities set forth in this Agreement shall service the execution and delivery of this Agreement and the issuance, sale and delivery of the Class A Certificates.

               14. Notices. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

If to the Insurer:                  Financial Guaranty Insurance Company
                                    115 Broadway
                                    New York, New York  10006

                                    Attention:  General Counsel

If to the Sponsor:                  Cargill Financial Services Corporation
                                    6000 Clearwater Drive
                                    Minnetonka, MN 55343

                                    Attention:  General Counsel

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



If to the Seller:                   Access Financial Lending Corp.
                                    400 Highway 169 South, Suite 400
                                    St. Louis Park, MN 55426-0365

                                    Attention:  General Counsel

If to Prudential:                   Prudential Securities Incorporated
                                    One New York Plaza, 15th Floor
                                    New York, New York  10292-2015

                                    Attention:  Asset-Backed Finance Group

If to J.P. Morgan:                  J.P. Morgan Securities Inc.
                                    60 Wall Street, 18th Floor
                                    New York, New York  10260-0060

               15. Governing Law, Etc. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, the Sponsor, the Seller and the Underwriters.

               16. Underwriting Agreement; Pooling and Servicing Agreement; Sponsorship Agreement. This Agreement in no way limits or otherwise affects the indemnification obligations of the Sponsor or the Seller under (a) the Underwriting Agreement, (b) the Pooling and Servicing Agreement or (c) the Sponsorship Agreement.

               17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

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





               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                    FINANCIAL GUARANTY INSURANCE
                                     COMPANY

                                         /s/ WARREN K. TONG
                                    By:______________________________
                                       Name: Warren K. Tong
                                       Title: Team Leader

                                    CARGILL FINANCIAL SERVICES
                                    CORPORATION



                                        /s/ KENNETH M. DUNCAN
                                    By:______________________________
                                       Name: Kenneth M. Duncan
                                       Title: Senior Vice President

                                    ACCESS FINANCIAL LENDING CORP.

                                        /s/ LESLIE ZEJDLIK FOSTER
                                    By:______________________________
                                       Name:  Leslie Zejdlik Foster
                                       Title: President

                                    PRUDENTIAL SECURITIES INCORPORATED



                                        /s/ LEN BLUM
                                    By:______________________________
                                       Name: Len Blum
                                       Title: Managing Director

                                    J.P. MORGAN SECURITIES INC.



                                        /s/ JACQUELINE V. BRADY
                                    By:______________________________
                                       Name: Jacqueline V. Brady
                                       Title: Vice President






                           [Indemnification Agreement]